Exhibit 99.2

Investor Presentation
March 2008

Safe Harbor Statement and Non-GAAP Measures

Safe Harbor Statement: Except for historical matters contained herein, the matters discussed in this presentation are forward-looking statements. The forward-
looking statements reflect assumptions and involve risks and uncertainties that may affect Genius Products’ business, forecasts, projections and prospects, and cause actual results to differ materially from those in these forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our revenue, net income and profitability in 2007 and beyond, the period during which Genius Products will achieve profitability, our projected revenue from
TWC and non-TWC content in 2007 and beyond, increases in sales volume, our anticipated growth in revenue and content, our ability to forecast returns, our ability to successfully position ourselves as a leading home entertainment distributor, the number of anticipated releases per year under our agreements with our content partners, the anticipated timing and performance of new releases, our anticipated co-productions with our co-producing partners and our anticipated expansion into new lines of business and/or new territories. Actual results could vary for many reasons, including but not limited to, our ability to acquire and keep valuable content and expand our distribution and co-production partnerships, the unpredictability of audience demand, the success of The Weinstein Company titles at the box office and the popularity of our titles on DVD, our ability to perform under the terms of our agreement with our content providers, our ability to comply with the terms of our credit facility with Société Générale, our ability to continue to manage our significant growth, our ability to continue to attract and keep experienced management, the effect of technological change, the availability of alternative forms of entertainment and our ability to maximize our operating leverage. Other such risks and uncertainties include the matters described in Genius Products’ filings with the Securities and Exchange Commission. Genius Products assumes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation.
Use of Non-GAAP Financial Information. Adjusted earnings before interest, taxes, depreciation, amortization and non-cash compensation (“Adjusted EBITDAS”) as presented in this presentation is a non-GAAP financial measure that represents GAAP net income excluding the effects of a variety of charges and credits that are required to be included in a GAAP presentation, including non-cash compensation expense related to FAS 123(R), depreciation, amortization, taxes, interest income, interest expense and non-recurring charges consisting of extraordinary consulting fees and accounting costs associated with audit costs and Sarbanes Oxley implementation, non-branded business obsolescence and impairment charges and non-recurring G&A.  Adjusted EBITDAS may differ from non-GAAP measures used by other companies and is not a measurement under GAAP. Management believes the Adjusted EBITDAS presentation enhances an overall understanding of Genius
Products’ financial performance from operations, and it is used by management for that purpose. The Company believes Adjusted EBITDAS provides useful information to investors about the Company’s financial performance because it eliminates the effects of period to period changes in non-cash compensation expenses, depreciation, amortization, interest income, interest expense and taxes, and non-recurring charges consisting of extraordinary consulting fees and accounting costs associated with audit costs and Sarbanes Oxley implementation, non-branded business obsolescence and impairment charges and non-recurring G&A , all of which the
Company believes are not reflective of the underlying performance of its ongoing operations.  Measures similar to Adjusted EBITDAS are also widely used by the
Company and other companies in the industry to evaluate and price potential acquisition candidates.  In addition, the Company presents these measures because the
Company believes they are frequently used by analysts, investors and other interested parties in evaluating companies such as Genius Products. Since Genius Products has historically reported non-GAAP results to the investment community, management believes the inclusion of this non-GAAP financial measure provides consistency in its financial reporting.  There are limitations inherent in non-GAAP financial measures such as Adjusted EBITDAS in that they exclude a variety of charges and credits that are required to be included in a GAAP presentation, and do not therefore present the full measure of Genius Products recorded costs against its revenue.
Management compensates for these limitations in non-GAAP measures by also evaluating performance based on traditional GAAP financial measures. Accordingly, investors should consider these non-GAAP results together with GAAP results, rather than as an alternative to GAAP basis financial measures.

Genius Products, LLC - Strong Results and Momentum
} Company achieved significant improvement in revenue
 } 2007 full year revenue was $474 million vs. $275 million prior year, an increase of $199 million or
 72%
 } Non TWC revenue represented 33% of full year revenue, up from 12% in 2006
 } Returns, discounts and allowances reduced from 28% in 2006 to 27% in 2007
} Final transition out of our non branded business and the build out of platform has been completed
 } The Impact of this transition in 2007 totaled $23 million in adjustments impairments and obsolescence
} Adjusted gross margin improved from 5% in 2006 to 9% in 2007
 } Adjusted gross margin is defined as gross margin adjustments for impairments and obsolescence
} Company achieved full year Adjusted EBITDAS of $12 million
 } Adjusted EBITDAS is earnings before interest, taxes, depreciation, amortization, non-cash stock compensation expense, and non-branded business adjustments for impairments, obsolescence and non-recurring G&A
 } 2007 full year free cash flow from operations was approximately $3 million
} 2008 guidance
 } Net revenue range is anticipated to be between $600 and $700 million
 } Full year gross margin anticipated to be approximately 12%
 } Adjusted EBITDAS range is anticipated to be between $40 and $50 million
 } 2008 free cash flow is anticipated to be between $33 and $43 million

$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$28
$83
$76
$113
$95
$93
$76
$185
Q1
Q2
Q3
Q4
2006
2007

Strong Revenue and Quarterly Comparisons
Genius Products, LLC
Net Revenue by Quarter
($ millions)
4
} Significant year-on-year growth achieved in each quarter except Q3, which was approximately the same as prior year
} Fourth quarter 2007 net revenue of $185 million compared to prior year quarter net revenue of $76 million which is an increase of $109 million or 143%
} Full year 2007 net revenue of $474 million compared to full year 2006 net revenue of
 $275 million which is an increase of $199 million or 72%

$275
$243
$32
12%
$474
$319
$155
67%
33%
50%
50%
$0
2006A (a)
Branded
TWC

Annual Revenues TWC/Branded

$600 - $700
(a) 2006 reflects results for Genius Products, LLC, assuming the strategic transaction with The Weinstein Company, LLC closed on 1/1/06.
5
Genius Products, LLC
Net Revenue
($ millions)
} Significant year-on-year net revenue growth achieved
 } Net revenue increased by almost $200 million in 2007 vs. prior year
 } Branded net revenue represented 33% of 2007 total net revenue as compared to12%
 in the prior year and is projected to represent 50% of 2008 full year net revenue
88%

2006A CY
2007E CY
2008E CY
Indie Film
Family
Sports
Lifesyle
Games, Digital & Other(1)

} Full year 2007 Branded business net revenue is $155 million vs. $32 million vs. prior year, an increase of $123 million or 384%
} 2008 Branded business net revenue is projected to be between $300 and $350 million, an increase of between 93% and126% vs. prior year
} Non physical DVD sales are projected to represent approximately 6% of 2008 full year net revenue
Branded Content Revenue by Vertical
Genius Products, LLC
Branded Net Revenue by Content Vertical
(in $ millions)
$32
$300 - $350
$155
(1) Includes video games, digital sales, service agreements and direct response marketing and catalog sales.

Q4 2007 Adjusted Performance Analysis

} Excluding charges related to our non branded business, Genius Products, LLC achieved net income and
 Adjusted EBITDAS of $6.6 million and $6.8 million, respectively in Q4 2007
(1) Adjusted EBITDAS is earnings before interest, taxes, depreciation, amortization, non-cash stock compensation expense, adjustments for non-branded business impairments and obsolescence.
(2) Adjusted EBITDAS/share computed using weighted average fully diluted shares assuming TWC converts its 70% interest in LLC.
Genius Products, LLC
Actual
3 Months
Ended
Dec. 31,
Adjustments
for non-
branded
Business
Adjusted
3 Months
Ended
Dec. 31,
($ millions, except per share amounts)
Q4 2007
Impairments &
Obsolescence
Q4 2007E
Revenues
$185
$185
Cost of Revenues
189
(19)
170
Gross profit/(loss)
(4)
15
 Gross margin
nm
8%
Operating Expenses
8
8
Income/(loss) from Operations
(12)
7
Interest expense, net
-
-
Net income/(loss)
($12)
$7
 Net income margin
nm
4%
Adjusted EBITDAS(1)
nm
$7
 Adjusted EBITDAS margin
nm
4%
Adjusted EBITDAS/share(2)
nm
$0.03

2007 Adjusted Performance Analysis and 2008E

} In 2007, excluding charges related to our non branded business and non-recurring G&A, Genius Products, LLC achieved net income and Adjusted EBITDAS of $5 million and $12 million, respectively
} In 2008 net revenue is estimated to be between $600 - $700 million compared to $474 million prior year
 } Adjusted gross profit margin is expected to grow from 9% in 2007 to 12% in 2008
 } Full year 2008 Adjusted EBITDAS is project to be between $40 million and $50 million
(1) Adjusted EBITDAS is earnings before interest, taxes, depreciation, amortization, non-cash stock compensation expense, adjustments for non-branded business impairments, obsolescence and non-recurring G&A.
(2) Adjusted EBITDAS/share computed using weighted average fully diluted shares assuming TWC converts its 70% interest in LLC.
Genius Products, LLC
Actual
Year Ended
Dec. 31,
Adjustments
Adjusted
Year Ended
Dec. 31,
Year
Ended
Dec. 31,
($ millions, except per share amounts)
2007
Non-branded
Business
Impairments &
Obsolescence
Non-
recurring
G&A
2007E
2008E
Revenues
$474
$474
$600 -$700
Cost of Revenues
451
(19)
433
$526 - $616
Gross profit/(loss)
23
41
$74 - $84
 Gross margin
5%
9%
12%
Operating Expenses
38
(4)
34
42
Income/(loss) from Operations
(15)
7
$32 - $42
Interest expense, net
(2)
(2)
(4)
Net income/(loss)
($17)
$5
$28 - $38
 Net income margin
nm
1%
5%
Adjusted EBITDAS(1)
nm
$12
$40 - $50
 Adjusted EBITDAS margin
nm
3%
7%
Adjusted EBITDAS/share(2)
nm
$0.05
$0.18 -$0.22

2008 Genius Products, LLC Initiatives
} Primary focus for DVD products will be on our TWC and branded businesses
} Near completion of renegotiations of current deals to improve economics
} Full slate of risk mitigated co-productions should generate nearly $20 million in net revenue and $5 million in gross profit in 2008
} Launch of films on Blu-Ray will begin in the second half of 2008
} Continue to solidify Digital agreements with emerging retailers including
 Microsoft, iTunes, Netflix and Cinema Now
} Began expansion into the video game category which is projected to generate approximately $20 million in net revenue and $5 million in gross profit
} More efficient organization is projected to reduce overhead by $3 - $6 million as compared to prior year
} Cap Ex is estimated to be $7 million in 2008
} Full year 2008 estimated free cash flow is $33 million - $43 million from operations

Balance Sheet as of 12/31/07

Genius Products, LLC
} Cash balance: $14 million
 } Includes restricted cash of $11 million
} Current assets: $147 million
 } Mostly A/R from quality accounts including:
 } Wal-Mart, Target and Best Buy
} Soc Gen Credit facility
 } $50 million established
 } Asset-based facility - non-TWC receivables
 } Potential for increases if warranted
} Net debt of $25 million
Genius Products, LLC
Current Assets
2006
2007
($ in millions)
Genius Products, Inc.
} Over $50 million NOL ~ $0.75/share
Note: 2006 Q1 and Q2 are Genius Products, Inc.
prior to closing of the TWC transaction

Genius Products, LLC Cash Flow and Net Working Capital
} Cash flow from operations of approximately $3 million for full year 2007
 } After adjusting for $25 million of content investments and $11 million of credit facility restricted cash
 } Compares to Adjusted EBITDAS of approximately $12 million which is $8 million after excluding non-recurring G&A of $4 million
 } 2008 free cash flow is projected to be $33 - $40 million
} Net working capital as shown on the 12/31/07 balance sheet does not reflect
 } Approximately $40 million of newly acquired content not included in current assets
 } Approximately $25 million of accrued marketing and advertising relating to titles that have not yet been released
 } Adjusted net working capital is approximately ($14) million

Genius Products, LLC and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures

(dollars in thousands)	Actual		Forecast
	Three Months Ended 12/31/2007 Net Income	Twelve Months Ended 12/31/2007 Net Income	Twelve Months Ended 12/31/2008 Net Income
Net Income	$ (12,233)	$ (17,698)	$28,000 - $38,000
Adjustments to arrive at Adjusted EBITDAS (1)			
FAS 123R stock compensation expense	(1,085)	758	3,000
Depreciation and amortization	1,289	4,572	5,000
Interest expense, net	(5)	1,748	4,000
Provision for income taxes	-	-	-
Non-branded Impairments and Reserves	18,800	18,800	-
Non-recurring G&A	-	4,300	-
Total adjustments	18,999	30,178	12,000
Adjusted EBITDAS (1) (non-GAAP)	$ 6,766	$ 12,480	$40,000 - $50,000

Reconciliation of GAAP to Non-GAAP Measures

(1) Adjusted EBITDAS is earnings before interest, taxes, depreciation, amortization, non-cash stock compensation expense, adjustments for non-branded business impairments and obsolescence and non-recurring G&A.